FIRST QUADRANT TAX-MANAGED EQUITY FUND

                    ANNUAL REPORT
                  October 31, 2001


                  TABLE OF CONTENTS

                                                            Begins
                                                            on Page
                                                            -------
LETTER TO SHAREHOLDERS ....................................... 1
PORTFOLIO MANAGER COMMENTS.................................... 3
Summary of Industry Weightings and Top Ten Holdings .......... 6
Schedule of Portfolio Investments ............................ 7
  DETAILED PORTFOLIO LISTINGS BY SECURITY TYPE AND
   INDUSTRY SECTOR, AS VALUED AT OCTOBER 31, 2001
Financial Statements:
Statement of Assets and Liabilities ......................... 11
  FUND BALANCE SHEET, NET ASSET VALUE (NAV) PER SHARE
   COMPUTATION AND CUMULATIVE UNDISTRIBUTED AMOUNTS
Statement of Operations ..................................... 12
  DETAIL OF SOURCES OF INCOME, FUND EXPENSES, AND REALIZED
   AND UNREALIZED GAINS (LOSSES) DURING THE PERIOD
Statement of Changes in Net Assets .......................... 13
DETAIL OF CHANGES IN FUND ASSETS FOR THE PERIOD
FINANCIAL HIGHLIGHTS ........................................ 14
  NET ASSET VALUE PER SHARE, TOTAL RETURN, EXPENSE RATIOS,
   TURNOVER RATIO AND NET ASSETS
NOTES TO FINANCIAL STATEMENTS ............................... 15
ACCOUNTING AND DISTRIBUTION POLICIES, DETAILS OF AGREEMENTS
AND TRANSACTIONS WITH FUND MANAGEMENT AND AFFILIATES
REPORT OF INDEPENDENT ACCOUNTANTS ........................... 19


LETTER TO SHAREHOLDERS
-----------------------------------------------------------
Dear Fellow Shareholders:
     We, like all civilized people, were shocked and saddened on September 11th, as we watched innocent people suffer and perish as a result of the terrorist attacks. Our thoughts, prayers and sympathies are directed to all the world during this hostile period, but particularly to those who have been directly affected. Our sincerest appreciation and admiration are directed to those who did and/or continue to risk their lives to help others in need over the past few months.

     While the most profound and important effects of the recent terrorist attacks are personal, we, as stewards of your investment, must also focus on the economic and financial consequences. The economic slowdown and accompanying financial market turbulence that began in early 2000 and worsened throughout 2001 was merely exacerbated by the events of September 11th and the Destructive activities that have continued in various forms since then. The extremely fertile business environment that we experienced throughout the late nineties, where low inflation, high employment, rising productivity, falling interest rates and favorable demographic trends all contributed to a virtuous economic cycle, encouraged investors and business leaders to rapidly build up capacity in all manner of businesses. This was especially true in the technology and communication arenas where demand was clearly accelerating and investors' willingness to put their ever rising wealth at risk drove the cost of capital to all time lows. In fact, business leaders had no good incentive to refrain from the rapid build out, and those that did were at serious risk of being driven to obsolescence, acquired by an aggressive upstart or fired.
Despite what is plainly clear in hindsight, many very intelligent people made many bad decisions that were quite rational and even possibly unavoidable given the environment they were in at the time. This is a business cycle, and as usual, just as it started to seem that technology and education would enable us to avoid such things, the virtuous cycle sputtered. Even though it is typical in many respects, as always, the cycle is somewhat different this time around. The recent terrorist attacks, the additional costs and resources that will be expended in order to heighten security, and the prospect of an extended military conflict have added more uncertainty to the shape and duration of the current cycle.

     Recent statistics suggest that the U.S. economy is in its first recession since 1990-1991. The depth of the recession will not be known until after the fact, but it occurs at a particularly poor time because there is little economic demand from any of the other developed nations. Japan's economy may be in its fourth recession in a decade and Europe's growth, slow to begin with, has been impacted by a drop in U.S. demand. Thus, the economic backdrop at the end of October was as bad as it has been for some time. There have been some positive economic developments, mostly prospective. The U.S. government and several central banks jointly adopted very stimulative positions. In addition, the

-----------------------------------------------------------
resiliency of the U.S. financial system in the face of such a tragedy was a significant plus. Although the U.S.
financial markets did shut down for their longest duration since 1918, all systems functioned appropriately when they reopened. It also appeared that the worst of the technology inventory glut has been worked through, which means that when demand picks up again, production should ramp up as well.

     Not surprisingly, given the economic backdrop, the financial markets have, in many respects, reversed. High growth, high risk, new economy stocks that had been high flyers until 2000 have been decimated, the businesses often starving for cash and unable to scour up relief from the capital markets. On the other hand, steadily profitable, old economy companies have fared much better. Meanwhile, most fixed-income investments have performed rather well.
As a result of the Federal Reserve's aggressive easing, short-term and intermediate-term interest rates have fallen significantly in 2001. While we noted in our last report that the flatly shaped yield curve present in early and mid-2000 was correctly forecasting a slowing economy, the recent steepening of the curve portends a more positive economic environment going forward.

     Although the Fund posted a negative return for the period, we are pleased with its significant outperformance of the primary benchmark. Since its inception on December
18, 2000, the Fund returned -10.9% through October 31,
2001. During the same period, the Russell 3000 stock index returned -18.3%. A more detailed review of the Fund's performance along with the portfolio manager's outlook going forward are included within this report, in addition to detailed portfolio listings and financial statements for the Fund. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersamg.com.

     We thank you for your investment in Managers AMG
Funds.

Sincerely,

/s/Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds

FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments
-----------------------------------------------------------
     The market this year reminded me of the Harry Potter movie, which my 11-year-old daughter dragged me to this past weekend. She was scared at several important junctures of the movie, was constantly trying to figure out what was going to happen next (she tended to get scenes from different books mixed up), and ended up being pleased by the happy ending. On a less happy note, she also spilled her soft drink all over me when Harry and his friends first encounter Fluffy (the 3-headed dog). Her experience at the movie sums up our investing experience during the first year of the Fund - it was scary at times, our models continually searched for historical parallels to the various unusual economic events we experienced this year, and we ended up quite pleased, at least with our relative performance. And fortunately, analogies being imperfect, there is no direct parallel to having a soda spilled on my lap.

     Although the market struggled, on a relative performance basis this was a very good first year for the Fund. The Fund is designed to deliver core exposure to the overall market (as measured by the Frank Russell
3000) through a well-diversified investment approach. We seek to take advantage of underpriced securities in the marketplace, and to orient the portfolio toward sectors of stocks we think will outperform the market, and our investment approach worked very well this year. Within the context of a well-diversified portfolio this outperformance is particularly strong, although it was a year in which there were dramatic gaps and swings in certain sector and style performance for the year. We find ourselves at the end of this fiscal year with a market that is far more balanced than we have seen in the last 4-5 years, and hence we caution our fellow investors not to expect the same level of outperformance we have enjoyed in this first year.

     It was a market that could be very unforgiving if you expected a quick turnaround in the economy, and more particularly a quick turnaround in the technology sector.
It was an economy that very probably has entered a reces-sion, hastened by the tragic events of September 11. For all of that it was a market which at times exhibited great resiliency, and at times exhibited extreme pessimism. Even with the market correction over the past two years we remain guarded about the immediate prospects for equities.
The market is still richly valued at this (low) point in the economic cycle, and earnings in general continue to be disappointing, and that compared oftentimes to much reduced
Street earnings estimates. Although bond yields have fallen dramatically with Fed rate cuts, long rates remain stubbornly high (the rally in long rates with the announcement of the end of the 30-year Treasury bond issuance notwithstanding), and a steeper yield curve environment is historically not a time when stocks prosper. Add on top of that a global slowdown, with all major economies struggling, and we continue to be concerned about the immediate prospects for the market.

FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments (continued)
-----------------------------------------------------------
     That said, the correction over the last several years has wrung out much of the speculative excess from the market, and there are some compelling opportunities to be exploited. Over the past fiscal year we have profited from several tilts in the portfolio. First and foremost was our cautious posture, with a focus on:

     * Value stocks which offered for much of the year more compelling valuation prospects, particularly in the Mid-Cap Sector
     * Interest-sensitive stocks, particularly banks, which thrive in a falling short-term interest rate environment
     * Takeover candidates, which appreciate steadily to their purchase price, stocks like Niagara Mohawk, Ralston, and Heller Financial
     *  Stocks with superior long-term earnings
        sustainability which can better weather poor economic climes.

Those companies were rewarded in the marketplace. We also benefited from what we avoided, in particular technology names, especially the hardware and equipment manufacturers for that sector.

     There were several things that did penalize performance, including our Brokerage overweight, which did not respond as significantly to falling interest rates as our models expected, and our significant investment in Honeywell as a more effective way to get exposure to General Electric, a bet which hurt us when the deal unraveled. But fortunately our mistakes were minor and con-tained. This year the old investment dictum that investing is a game of managing your risks applied very neatly to our results.

     As we approach a new fiscal year there have been several changes in our orientation. Value no longer presents such a compelling opportunity relative to Growth, as Value rallied during the year. We had seen a huge potential spread in the Mid-Cap Sector in particular, and as that has been eliminated we have moved to a neutral posture on Size, and a much closer to neutral posture on Value/Growth. We still believe that the market has not fully appreciated what the impact of the almost unprecedented drop in short-term rates will have on financial services firms. We are doing our best to avoid the more consumer sensitive, lower-credit financial service providers, where the benefit may well be more than offset by credit problems, but we think that the high quality component of the sector is a very compelling investment.
We will continue to deliver to you broad market exposure, and hope to continue to deliver to you the solid relative performance we have been able to deliver this first year.
Finally, the tax management aspect is an integral component to our investment approach. Although the market environment was accommodating, we

FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments (continued)
-----------------------------------------------------------
were able to generate a substantial net capital loss, which we will be able to carry-forward to offset future capital gains over the next eight years. We have continued to avoid high dividend paying stocks as well, and because of that the Fund's ordinary income distribution will be minimal. We remain focused not only on generating value, but just as importantly on minimizing distributions to shareholders, so that all shareholders benefit as shareholder investments remain in the portfolio compounding value.

     We thank you for your continued confidence in our ability to manage the Fund.

CUMULATIVE TOTAL RETURN PERFORMANCE
First Quadrant Tax-Managed Equity Fund's cumulative total return is based on the daily change in net asset value
(NAV). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S.
equity market. The Index assumes reinvestment of dividends.
This chart compares a hypothetical $10,000 investment made in First Quadrant Tax-Managed Equity Fund on December 18,
2000, (commencement of operations), to a $10,000 investment made in the Russell 3000 Index for the same time period.
Past performance is not indicative of future results.


TOTAL RETURN SINCE INCEPTION OF FUND


First Quadrant Tax-Managed Equity Fund     -10.90%
Russell 3000 Index                         -18.30%


Value of $10,000 Investment


              First Quadrant Tax-
              Managed Equity Fund   Russell 3000 Index
              -------------------   ------------------

Dec-00            $10,320               $10,002
Jan-01            $10,740               $10,344
Feb-01            $ 9,890               $ 9,399
Mar-01            $ 9,260               $ 8,787
Apr-01            $ 9,880               $ 9,491
May-01            $10,050               $ 9,567
Jun-01            $ 9,980               $ 9,391
Jul-01            $ 9,910               $ 9,236
Aug-01            $ 9,610               $ 8,691
Sep-01            $ 8,700               $ 7,924
Oct-01            $ 8,910               $ 8,109


            FIRST QUADRANT TAX-MANAGED EQUITY FUND
                     October 31, 2001
-----------------------------------------------------------
SUMMARY OF INDUSTRY WEIGHTINGS (unaudited)
-----------------------------------------------------------

                               PERCENTAGE OF    PERCENTAGE OF
MAJOR SECTORS                   NET ASSETS      RUSSELL 3000
---------------                -------------    -------------
Financials                         26.0 %          19.1 %
Consumer Discretionary             11.2            13.2
Utilities                          10.8             3.6
Health Care                        10.3            15.6
Information Technology              9.0            17.0
Industrials                         7.6            10.2
Consumer Staples                    6.2             7.7
Telecommunication Services          4.9             5.2
Energy                              3.6             5.7
Materials                           2.6             2.7
Other                               7.8             0.0

-------------------------------------------------------------
TOP TEN HOLDINGS (unaudited)
-------------------------------------------------------------

                                                PERCENTAGE OF
        SECURITY NAME                            NET ASSETS
        -------------                           -------------
        American Water Works Co., Inc.               4.9 %
        Ralston Purina Co.                           3.8
        International Business Machines Corp.        3.8
        Niagara Mohawk Holdings, Inc.                3.6
        Pfizer, Inc.                                 3.1
        General Electric Co.                         2.7
        Citigroup, Inc.                              2.7
        General Motors Corp.                         2.6
        AT&T Corp.                                   2.5
        Conectiv, Inc.                               2.2


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FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2001
------------------------------------------------------------------

                                              SHARES         VALUE
------------------------------------------------------------------

COMMON STOCKS - 92.2%
CONSUMER DISCRETIONARY - 11.2%
99 Cents Only Stores1                           150      $   5,333
AutoZone, Inc.1                                 300         17,559
Best Buy Co., Inc.1                           1,000         54,900
Circuit City Stores - Circuit City Group        200          2,744
eBay, Inc.1                                     300         15,744
Forest City Enterprises, Inc.                   100          4,825
General Motors Corp.                          2,700        111,564
General Motors Corp., Class H 1               1,000         13,750
Hilton Hotels Corp.                           2,700         23,112
IHOP Corp.1                                     100          2,556
Knight Ridder, Inc.                             300         16,875
Kohl's Corp.1                                 1,100         61,171
Lowe's Cos., Inc.                               400         13,640
Neiman Marcus Group, Inc., The 1                200          5,050
NVR, Inc.1                                      100         15,830
Office Depot, Inc.1                             500          6,800
Target Corp.                                    300          9,345
Tricon Global Restaurants, Inc.1              1,000         50,590
Washington Post Co., The                        100         51,050
Williams-Sonoma, Inc.1                          100          2,590
                                                        ----------
TOTAL CONSUMER DISCRETIONARY                               485,028
                                                        ----------
CONSUMER STAPLES - 6.2%
Coca-Cola Enterprises, Inc.                   1,500         27,525
CVS Corp.                                       100          2,390
Fleming Cos., Inc.                              800         19,280
Pepsi Bottling Group, Inc.                      100          4,648
PepsiCo, Inc.                                   575         28,008
Procter & Gamble Co., The                       100          7,378
Ralcorp Holdings, Inc.1                         800         15,600
Ralston Purina Co.                            5,000        163,950
                                                        ----------
TOTAL CONSUMER STAPLES                                     268,779
                                                        ----------
ENERGY - 3.6%
ChevronTexaco Corp.                             231         20,455
Exxon Mobil Corp.                             1,500         59,175
Pioneer Natural Resources Co.1                4,100         69,741
Ultramar Diamond Shamrock Corp.                 100          5,005
                                                        ----------
TOTAL ENERGY                                               154,376
                                                        ----------
FINANCIALS - 26.0%
Alleghany Corp.1                                102         19,533
American International Group, Inc.            1,000         78,600
American Physicians Capital, Inc.1              100          2,300
Bank of America Corp.                         1,200         70,788
Bay View Capital Corp.1                         367          2,580
BB&T Corp.                                      200          6,420
Bear Stearns Cos., Inc., The                  1,000         54,000
Boston Properties, Inc.                         900         31,815
Brascan Corp.                                   500          7,555
Capital One Financial Corp.                     100          4,131
Catellus Development Corp.1                   2,100         36,120


The accompanying notes are an integral part of these financial statements.

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
--------------------------------------------------------------------

                                                 SHARES       VALUE
--------------------------------------------------------------------
FINANCIALS (continued)
Citigroup, Inc.                                   2,540    $ 115,621
Federal National Mortgage Association               800       64,768
Fifth Third Bancorp                                 400       22,568
Forest City Enterprises, Inc.                     1,000       48,550
Freddie Mac                                       1,100       74,602
GreenPoint Financial Corp.                          100        3,205
Hilb, Rogal & Hamilton Co.                          500       28,965
J.P. Morgan Chase & Co.                             700       24,752
KeyCorp                                             200        4,252
Lehman Brothers Holdings, Inc.                    1,000       62,460
M&T Bank Corp.                                      100        6,550
Macerich Co.,The                                    600       14,520
Marsh & McLennan Cos., Inc.                         200       19,350
Marshall & Ilsley Corp.                             300       17,592
Mellon Financial Corp.                              200        6,720
MONY Group, Inc., The                             1,100       33,187
Morgan Stanley Dean Witter & Co.                    500       24,460
National City Corp.                                 300        7,920
North Fork Bancorporation, Inc.                     400       11,160
PNC Bank Corp.                                      100        5,490
Prime Group Realty Trust                          1,100       10,505
Progressive Corp., Inc., The                        100       13,871
SEI Investments Co.                                 200        6,150
St. Joe Co., The                                  1,000       25,740
Suntrust Banks, Inc.                                500       29,930
Synovus Financial Corp.                             100        2,302
Trizec Hahn Corp.                                 2,300       36,777
US Bancorp                                        1,000       17,780
Wachovia Corp.                                      500       14,300
Washington Mutual, Inc.                           1,000       30,190
Zions Bancorporation                                500       23,960
                                                          ----------
TOTAL FINANCIALS                                           1,122,039
                                                          ----------
HEALTH CARE - 10.3%
Aetna, Inc.1                                      1,500       41,460
American Home Products Corp.                        400       22,332
Baxter International, Inc.                          400       19,348
Bristol-Myers Squibb Co.                            600       32,070
C.R. Bard, Inc.                                     300       16,470
Cardinal Health, Inc.                               250       16,778
Cigna Corp.                                         100        7,290
Eli Lilly and Co.                                   200       15,300
Genzyme Corp.1                                      200       10,790
Humana, Inc.1                                       300        3,465
IDEC Pharmaceuticals Corp.1                         100        5,998
Johnson & Johnson                                 1,200       69,492
Pfizer, Inc.                                      3,200      134,079
Pharmacia Corp.                                     400       16,208
Respironics, Inc.1                                  300       10,104
Schering-Plough Corp.                               200        7,436
SICOR, Inc.1                                        100        1,875
Tenet Healthcare Corp.1                             100        5,752
Wellpoint Health Networks, Inc.1                    100       11,159
                                                          ----------
TOTAL HEALTH CARE                                            447,406
                                                          ----------


The accompanying notes are an integral part of these financial statements.

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
----------------------------------------------------------------------

                                             SHARES         VALUE
----------------------------------------------------------------------
INDUSTRIALS - 7.6%
Allied Waste Industries, Inc.1                1,000          9,920
American Standard Cos., Inc.1                   100          5,790
Cendant Corp.1                                  200          2,592
Cintas Corp.                                    500         20,210
FedEx Corp.1                                  1,600         65,728
First Data Corp.                                200         13,514
General Electric Co.                          3,200        116,512
Genlyte Group, Inc.1                            300          8,040
Northrop Grumman Corp.                          100          9,995
Thomas Industries, Inc.                         100          2,323
Waste Management, Inc.                        3,000         73,500
                                                        ----------
TOTAL INDUSTRIALS                                          328,124
                                                        ----------
INFORMATION TECHNOLOGY - 9.0%
Brocade Communications Systems, Inc.1           200          4,910
Cree, Inc.1                                     200          3,590
Electronic Data Systems Corp.                   600         38,622
Exar Corp.1                                     200          4,508
Integrated Circuit Systems, Inc.1               200          3,402
International Business Machines Corp.         1,500        162,105
Investment Technology Group, Inc.1              500         32,205
JDS Uniphase Corp.1                             400          3,196
L-3 Communications Holdings, Inc.1              200         17,374
Lam Research Corp.1                             200          3,792
Microsoft Corp.1                              1,040         60,476
Motorola, Inc.                                  700         11,459
Oracle Corp.1                                 1,400         18,984
Retek, Inc.1                                    200          4,064
RF Micro Devices, Inc.1                         200          4,088
Siebel Systems, Inc.1                           200          3,266
Stellent, Inc.1                                 200          4,100
TriQuint Semiconductor, Inc.1                   200          3,536
VeriSign, Inc.1                                 100          3,871
                                                        ----------
TOTAL INFORMATION TECHNOLOGY                               387,548
                                                        ----------
MATERIALS - 2.6%
Deltic Timber Corp.                             100          2,650
Plum Creek Timber Co., Inc.                   2,466         68,136
Rayonier, Inc.                                  500         21,390
Silgan Holdings, Inc.1                          100          2,015
Texas Industries, Inc.                          600         18,060
Ucar International, Inc.1                       300          2,181
                                                        ----------
TOTAL MATERIALS                                            114,432
                                                        ----------
TELECOMMUNICATION SERVICES - 4.9%
AT&T Corp.                                    7,000        106,750
AT&T Wireless Services, Inc.1                 3,300         47,652
Telephone & Data Systems, Inc.                  500         43,950
Worldcom, Inc.1                               1,100         14,795
                                                        ----------
TOTAL TELECOMMUNICATION SERVICES                           213,147
                                                        ----------
UTILITIES - 10.8%
AES Corp.1                                      400          5,540
American Water Works Co., Inc.                5,200        211,120
Conectiv, Inc.                                4,000         94,400


The accompanying notes are an integral part of these financial statements.

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-----------------------------------------------------------------------

                                             SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (continued)
Niagara Mohawk Holdings, Inc.1                8,600      $  154,112
                                                         ----------
TOTAL UTILITIES                                             465,172
                                                         ----------
TOTAL COMMON STOCKS
  (cost $3,870,201)                                       3,986,051
                                                         ----------
SHORT-TERM INVESTMENTS - 11.3%
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 2.66%2
  (cost $487,636)                           487,636         487,636
                                                         ----------
TOTAL INVESTMENTS - 103.5%
  (cost $4,357,837)                                       4,473,687
OTHER ASSETS, LESS LIABILITIES - (3.5)%                    (151,802)
                                                         ----------
NET ASSETS - 100.0%                                      $4,321,885
                                                         ==========


Note: Based on the cost of investments of $4,360,931 for Federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation and depreciation were $236,219 and $123,851, respectively, resulting in net unrealized appreciation of investments of $112,368.

    1  Non-income-producing securities.
    2	 Yield shown for this investment company represents
       the October 31, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
-----------------------------------------------------------------

ASSETS:
  Investments at value                               $4,473,687
  Cash                                                      150
  Receivable for investments sold                        62,905
  Dividends and interest receivables                      2,377
  Due from investment manager                            12,161
  Prepaid expenses                                        8,445
                                                     ----------
    Total assets                                      4,559,725
                                                     ----------
LIABILITIES:
  Payable for investments purchased                     209,986
  Accrued expenses:
    Professional fees                                    12,236
    Other                                                15,618
                                                     ----------
    Total liabilities                                   237,840
                                                     ----------
NET ASSETS                                           $4,321,885
                                                     ==========
Shares outstanding                                      485,203
                                                     ==========
Net asset value, offering and redemption
  price per share                                         $8.91
                                                          =====
NET ASSETS REPRESENT:
  Paid-in capital                                    $4,785,826
  Undistributed net investment income                     6,598
  Accumulated net realized loss from investments       (586,389)
  Net unrealized appreciation of investments            115,850
                                                     ----------
NET ASSETS                                           $4,321,885
                                                     ==========
  Investments at cost                                $4,357,837
                                                     ==========


The accompanying notes are an integral part of these financial statements.

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF OPERATIONS
For the period from December 18, 2000* to October 31, 2001
--------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income                                    $    2,812
  Dividend income                                        27,492
                                                     ----------
    Total investment income                              30,304
                                                     ----------
EXPENSES:
  Investment advisory and management fees                19,951
  Custodian                                              34,320
  Registration                                           21,457
  Transfer agent                                         15,545
  Professional fees                                      12,590
  Trustees fees                                             399
  Miscellaneous                                           1,097
                                                     ----------
        Total expenses before expense offsets           105,359
                                                     ----------
  Less: Expense reimbursement                           (80,284)
        Expense reduction                                (1,603)
                                                     ----------
  Net expenses                                           23,472
                                                     ----------
        Net investment income                             6,832
                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments                     (586,623)
  Net unrealized appreciation of investments            115,850
                                                     ----------
  Net realized and unrealized loss                     (470,773)
                                                     ----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $ (463,941)
                                                     ==========

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period from December 18, 2000* to October 31, 2001
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS ##
FROM OPERATIONS: ##
  Net investment income                           $     6,832
  Net realized loss on investments                   (586,623)
  Net unrealized appreciation of
    investments                                       115,850
                                                  -----------
    Net decrease in net assets
      resulting from operations                      (463,941)
                                                  -----------
FROM CAPITAL SHARE TRANSACTIONS: #
  Proceeds from sale of shares                      5,446,790
  Cost of shares repurchased                         (660,964)
                                                  -----------
    Net increase from capital share
      transactions                                  4,785,826
                                                  -----------
      Total increase in net assets                  4,321,885
                                                  -----------
NET ASSETS:
  Beginning of period                                   -
  End of period (including undistributed
    net investment income of $6,598)              $ 4,321,885
                                                  ===========
---------------------------------------------------------------------
SHARE TRANSACTIONS:
  Sale of shares                                      552,830
  Shares repurchased                                  (67,627)
                                                  -----------
    Net increase in shares                            485,203
                                                  ===========

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout the period
------------------------------------------------------------------------

                                               For the period from
                                               December 18, 2000*
                                               to October 31, 2001
                                               -------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $10.00
                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.01
  Net realized and unrealized loss on investments    1.10)
                                                   ------
    Total from investment operations                 1.09)
                                                   ------
NET ASSET VALUE, END OF PERIOD                     $ 8.91
                                                   ======
-----------------------------------------------------------------
Total Return (a)                                   (10.90)%(b)
=================================================================
Ratio of net expenses to average net assets          1.00% (c)
Ratio of net investment income
  to average net assets                              0.29% (c)
Portfolio turnover                                    191% (b)
Net assets at end of period (000's omitted)        $4,322
=================================================================
Ratios absent expense offsets (d):
----------------------------------
Ratio of total expenses to average net assets        4.49% (c)
Ratio of net investment loss
  to average net assets                            (3.20)% (c)
=================================================================

* Commencement of operations.
(a)  Total return would have been less absent the expense offsets.
(b)  Not annualized.
(c)  Annualized.
(d)  Ratio information assuming no reduction of Fund expenses.
     (See Notes to Financial Statements.)

-----------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
-----------------------------------------------------------
1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is First Quadrant Tax-
Managed Equity Fund (the "Fund").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share.

Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date.
Dividend income on foreign securities is recorded net of any withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to the Fund are apportioned among the funds in the Trust,

-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------
and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. The
Fund has a "balance credit" agreement with the custodian bank whereby the Fund is credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would other-wise be charged to the Fund. From December 18, 2000 (commencement of operations) to October 31, 2001, the custody expense was reduced under this agreement by $1,603.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
As of October 31, 2001, the Fund had an accumulated net realized capital loss carryover of $583,101. This amount may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2009.

(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2001, two unaffiliated shareholders (omnibus accounts) held 40% of the outstanding shares of the Fund.
Each shareholder individually held greater than 10% of the outstanding shares of the Fund.

(h) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the

-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------
Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated
Managers Group, Inc. ("AMG"), serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Fund is distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Fund's investment portfolio is managed by First Quadrant, L.P. ("First Quadrant"), which serves pursuant to a Sub-Advisory Agreement by and between the Investment Manager and First Quadrant with respect to the Fund. AMG indirectly owns a majority interest in First Quadrant. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment
Manager, AMG and/or MDI.

The Fund is obligated by its Investment Management
Agreement to pay a monthly management fee to the Investment
Manager at an annual rate of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays
First Quadrant 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment
Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.
The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and
First Quadrant, First Quadrant reimburses the Investment
Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, beginning on November 14, 2000 (the Fund's effective date), to reimburse the Fund to the extent total operating expenses (excluding interest, taxes, organizational expenses and other capitalized expenses and extraordinary expenses) of the Fund exceed 1.00% of the Fund's average daily net assets.
The Fund is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund's total operating expenses in any such future year to exceed 1.00% of the Fund's average daily net assets. In addition to any reimbursement agreed to by the Investment
Manager, First Quadrant from time to time may waive all or a portion of its fee. In such an event, the Investment
Manager will, subject to certain conditions, waive an equal amount of the management fee. From December 18, 2000
(commencement of operations) to October 31, 2001, the Investment Manager reimbursed the Fund $80,284.

-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------
The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000 (prior to September 6, 2001, the annual fee per Trustee was $4,000). The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Fund has entered into a distribution agreement with MDI to act as distributor of the Fund. The Fund has adopted a distribution plan to pay for the marketing of the Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees may authorize payments to MDI at an annual rate of up to 0.25% of the Fund's average daily net assets. The Trustees have not authorized the payment of any such fees to date.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, from December 18, 2000 (commencement of operations) to October 31, 2001, were $9,007,282 and $4,550,458, respectively. There were no purchases or sales of U.S. Government securities.

(4) PORTFOLIO SECURITIES LOANED
The Fund may participate in a securities lending program providing for the lending of equity, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or govern-ment securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

-----------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------
To the Trustees of Managers AMG Funds and the Shareholders of First Quadrant Tax-Managed Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the First Quadrant Tax-Managed Equity Fund
(hereafter referred to as the "Fund"), at October 31, 2001, and the results of its operations, the change in net assets and the financial highlights for the period from December
18, 2000 (commencement of operations) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-ment, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001

               {MANAGERS AMG FUNDS LOGO]

INVESTMENT MANAGER
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
First Quadrant, L.P.
800 E. Colorado Boulevard, Suite 900
Pasadena, California 91101

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski
*Interested person

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus, which is available by calling
1-800-835-3879. Distributed by Managers Distributors, Inc., a NASD member.

www.managersamg.com